                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Servicer"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 5.11 of the Sale and Servicing Agreement (the "Agreement") dated as of February 1, 2001 among Servicer, Bear Stearns Asset Backed Securities, Inc., as Depositor, Bear Stearns Home Loan Owner Trust 2001-A and U S Bank Trust National Association, as Indenture Trustee, Co-owner Trustee and Custodian (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 5.11 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 5.11 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of January, 2002.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           -------------------------------------
                                           Keith Anderson
                                           Senior Vice President and Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Servicer"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 5.11 of the Sale and Servicing Agreement (the "Agreement") dated as of February 1, 2001 among Servicer, Bear Stearns Asset Backed Securities, Inc.,as Depositor, Bear Stearns Home Loan Owner Trust 2001-A and U S Bank Trust National Association, as Indenture Trustee, Co-owner Trustee and Custodian (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 2002 to January 31, 2002 attached to this certificate is complete and accurate in accordance with the requirements of Section 5.11 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of January, 2002.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           -------------------------------------
                                           Keith Anderson
                                           Senior Vice President and Treasurer

                                       BEAR STEARNS HOME LOAN OWNER TRUST 2001-A
                                       MONTHLY REPORT               January 2002
                                       Payment Date:                   2/15/2002
                                       Trust Account:    33389040, 1, 2, 3, 4, 5
                                       Cusip:                 07384N AA8 AB6 AC4
                                                             AD2 AE0 AF7 AG5 AH3

Interest
--------

    1 Amount Available                                                                                 $        16,494,818.61
                                                                                                         --------------------

    2 (a)  Monthly Servicing Fee .75%                                                                  $           268,839.35
                                                                                                         --------------------
      (b)  Indenture Trustee Fee .005%                                                                 $             1,792.26
                                                                                                         --------------------
      (c)  Owner Trustee Fee                                                                           $                 0.00
                                                                                                         --------------------
      (d)  Premium .25%                                                                                $            67,920.06
                                                                                                         --------------------
      (e)  Backup Servicing Fee .05%                                                                   $            17,922.62
                                                                                                         --------------------
      (f)  Expense component                                                                           $               420.00
                                                                                                         --------------------

      Class A-I-1
      -----------

    3 (a)  Class A-I-1 Interest Rate (LIBOR plus 0.18%)                                   2.00000%
                                                                                          --------
      (b)  Class A-I-1 Interest Amount                                                                 $            82,569.72
                                                                                                         --------------------
      (c)  Unpaid Class A-I-1 Interest Shortfall                                                       $                 0.00
                                                                                                         --------------------
      (d)  Class A-I-1 Interest Paid                                                                   $                 0.00
                                                                                                         --------------------
      (e)  Class A-I-1 Interest Carryover Shortfall                                                    $                 0.00
                                                                                                         --------------------

      Class A-I-2
      -----------

    4 (a)  Class A-I-2 Interest Rate                                                         5.29%
                                                                                             -----
      (b)  Class A-I-2 Interest Amount                                                                 $           211,351.85
                                                                                                         --------------------
      (c)  Unpaid Class A-I-2 Interest Shortfall                                                       $                 0.00
                                                                                                         --------------------
      (d)  Class A-I-2 Interest Paid                                                                   $                 0.00
                                                                                                         --------------------
      (e)  Class A-I-2 Interest Carryover Shortfall                                                    $                 0.00
                                                                                                         --------------------

      Class A-I-3
      -----------

    5 (a)  Class A-I-3 Interest Rate                                                         5.93%
                                                                                             -----
      (b)  Class A-I-3 Interest Amount                                                                 $           185,040.71
                                                                                                         --------------------
      (c)  Unpaid Class A-I-3 Interest Shortfall                                                       $                 0.00
                                                                                                         --------------------
      (d)  Class A-I-3 Interest Paid                                                                   $                 0.00
                                                                                                         --------------------
      (e)  Class A-I-3 Interest Carryover Shortfall                                                    $                 0.00
                                                                                                         --------------------

      Class A-I-4
      -----------

    6 (a)  Class A-I-4 Interest Rate
           (6.82% or 7.32% if clean-up call is not exercised)                                6.82%
                                                                                             -----
      (b)  Class A-I-4 Interest Amount                                                                 $           295,885.70
                                                                                                         --------------------
      (c)  Unpaid Class A-I-4 Interest Shortfall                                                       $                 0.00
                                                                                                         --------------------
      (d)  Class A-I-4 Interest Paid                                                                   $                 0.00
                                                                                                         --------------------
      (e)  Class A-I-4 Interest Carryover Shortfall                                                    $                 0.00
                                                                                                         --------------------

                                       BEAR STEARNS HOME LOAN OWNER TRUST 2001-A
                                       MONTHLY REPORT               January 2002
                                       Payment Date:                   2/15/2002
                                       Trust Account:    33389040, 1, 2, 3, 4, 5
                                                                          Page 2


      Class A-II
      ----------

    7 (a)  Class A-II Interest Rate
           (6.17% or 6.67% if clean up call is not exercised)                               6.17%
                                                                                            -----
      (b)  Class A-II Interest Amount                                                                  $           662,237.17
                                                                                                         --------------------
      (c)  Unpaid Class A-II Interest Shortfall                                                        $                 0.00
                                                                                                         --------------------
      (d)  Class A-II Interest Paid                                                                    $                 0.00
                                                                                                         --------------------
      (e)  Class A-II Interest Carryover Shortfall                                                     $                 0.00
                                                                                                         --------------------

      Class A-III
      -----------

    8 (a)  Class A-III Interest Rate (LIBOR plus .32%, or
           LIBOR plus .82% if clean-up call is not exercised)                             2.14000%
                                                                                          --------
      (b)  Class A-III Interest Amount                                                                 $            21,788.51
                                                                                                         --------------------
      (c)  Unpaid Class A-III Interest Shortfall                                                       $                 0.00
                                                                                                         --------------------
      (d)  Class A-III Interest Paid                                                                   $                 0.00
                                                                                                         --------------------
      (e)  Class A-III Interest Carryover Shortfall                                                    $                 0.00
                                                                                                         --------------------

      Class M-1
      ---------

    9 (a)  Class M-1 Interest Rate
           (7.54% or 8.04% if clean-up call  is not exercised)                               7.54%
                                                                                             -----
      (b)  Class M-1 Interest Amount                                                                   $           270,767.68
                                                                                                         --------------------
      (c)  Unpaid Class M-1 Interest Shortfall                                                         $                 0.00
                                                                                                         --------------------
      (d)  Class M-1 Interest Paid                                                                     $                 0.00
                                                                                                         --------------------
      (e)  Class M-1 Interest Carryover Shortfall                                                      $                 0.00
                                                                                                         --------------------

      Class M-2
      ---------

   10 (a)  Class M-2 Interest Rate
           (9.71% or 10.21% if clean-up call  is not exercised)                              9.71%
                                                                                             -----
      (b)  Class M-2 Interest Amount                                                                   $           232,457.40
                                                                                                         --------------------
      (c)  Unpaid Class M-2 Interest Shortfall                                                         $                 0.00
                                                                                                         --------------------
      (d)  Class M-2 Interest Paid                                                                     $                 0.00
                                                                                                         --------------------
      (e)  Class M-2 Interest Carryover Shortfall                                                      $                 0.00
                                                                                                         --------------------

      Residual
      --------

   11 (a)  Residual Interest Rate (class B Component)
           (10.00% or 10.50% if clean-up call  is not exercised)                            10.00%
                                                                                            ------
      (b)  Interest Amount Distributed to Residual Cert Holder (class B Component                      $           143,650.00
                                                                                                         --------------------
      (c)  Unpaid Residual Interest Shortfall  (Class B Component)                                     $                 0.00
                                                                                                         --------------------
      (d)  Residual Interest Paid  (Class B Component)                                                 $                 0.00
                                                                                                         --------------------
      (e)  Residual Interest Carryover Shortfall  (Class B Component)                                  $                 0.00
                                                                                                         --------------------


                                       BEAR STEARNS HOME LOAN OWNER TRUST 2001-A
                                       MONTHLY REPORT               January 2002
                                       Payment Date:                   2/15/2002
                                       Trust Account:    33389040, 1, 2, 3, 4, 5
                                                                          Page 3


Principal
---------

      Class A Principal
      -----------------

   12 Group I Principal Funds                                                                          $         6,963,117.84
                                                                                                         --------------------

   13 Group II Principal Funds                                                                         $         5,738,123.26
                                                                                                         --------------------

   14 Group III Principal Funds                                                                        $           239,188.06
                                                                                                         --------------------

   15 Class A-I-1 Principal                                                                            $         3,481,558.92
                                                                                                         --------------------
   16 Class A-I-2 Principal                                                                            $         3,481,558.92
                                                                                                         --------------------
   17 Class A-I-3 Principal                                                                            $                 0.00
                                                                                                         --------------------
   18 Class A-I-4 Principal                                                                            $                 0.00
                                                                                                         --------------------
   19 Class A-II Principal                                                                             $         5,738,123.26
                                                                                                         --------------------
   20 Class A-III Principal                                                                            $           239,188.06
                                                                                                         --------------------

   21 Class A Principal Balance (after distributions of principal on current
      Payment Date)
      (a)  Class A-I-1 Principal Balance                                                               $        44,462,150.17
                                                                                                         --------------------
      (b)  Class A-I-2 Principal Balance                                                               $        44,462,150.17
                                                                                                         --------------------
      (c)  Class A-I-3 Principal Balance                                                               $        37,445,000.00
                                                                                                         --------------------
      (d)  Class A-I-4 Principal Balance                                                               $        52,062,000.00
                                                                                                         --------------------
      (e)  Class A-II Principal Balance                                                                $       123,060,030.32
                                                                                                         --------------------
      (f)  Class A-III Principal Balance                                                               $        11,584,542.28
                                                                                                         --------------------

      Class M-1 Principal
      -------------------

   22 Remaining Principal Funds                                                                        $                 0.00
                                                                                                         --------------------

   23 Class M-1 Principal                                                                              $                 0.00
                                                                                                         --------------------

   24 Class M-1 Principal Balance (after distributions of principal on current
      Payment Date                                                                                     $        43,093,000.00
                                                                                                         --------------------

      Class M-2 Principal
      -------------------

   25 Remaining Principal Funds                                                                        $                 0.00
                                                                                                         --------------------

   26 Class M-2 Principal                                                                              $                 0.00
                                                                                                         --------------------

   27 Class M-2 Principal Balance (after distributions of principal on current
      Payment Date                                                                                     $        28,728,000.00
                                                                                                         --------------------

                                       BEAR STEARNS HOME LOAN OWNER TRUST 2001-A
                                       MONTHLY REPORT               January 2002
                                       Payment Date:                   2/15/2002
                                       Trust Account:    33389040, 1, 2, 3, 4, 5
                                                                          Page 4



      Residual Certificate Principal
      ------------------------------

   28 Remaining Principal Funds                                                                        $                 0.00
                                                                                                         --------------------

   29 Residual Certificate Principal (Class B Component)                                               $                 0.00
                                                                                                         --------------------

   30 Residual Certificate Principal Balance (after distributions of principal on
      current Payment Date                                                                             $        17,238,000.00
                                                                                                         --------------------

      Class M-1
      ---------

   31 (a)  Amount Available less all prior distributions                                               $         1,091,746.42
                                                                                                         --------------------
      (b)  Class M-1 Formula Liquidation Loss Interest Distribution Amount                             $                 0.00
                                                                                                         --------------------
      (c)  Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                      $                 0.00
                                                                                                         --------------------
      (d)  Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                              $                 0.00
                                                                                                         --------------------

   32 Amount by which Class M-1 Formula Distribution Amount [(lines 15'(c) and
      (d), 28,45(b)) exceeds Class M-1 Distribution Amount
      (lines 15(e),29,45'(c))]                                                                         $                 0.00
                                                                                                         --------------------

      Class M-2
      ---------

   33 (a)  Amount Available less all prior distributions                                               $         1,091,746.42
                                                                                                         --------------------
      (b)  Class M-2 Formula Liquidation Loss Interest Distribution Amount                             $                 0.00
                                                                                                         --------------------
      (c)  Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                      $                 0.00
                                                                                                         --------------------
      (d)  Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                              $                 0.00
                                                                                                         --------------------

   34 Amount by which Class M-2 Formula Distribution Amount [(lines 16'(c) and
      (d), 32,47(b)) exceeds Class M-2 Distribution Amount
      (lines 16(e),33,47'(c))]                                                                         $                 0.00
                                                                                                         --------------------

                                       BEAR STEARNS HOME LOAN OWNER TRUST 2001-A
                                       MONTHLY REPORT               January 2002
                                       Payment Date:                   2/15/2002
                                       Trust Account:    33389040, 1, 2, 3, 4, 5
                                                                          Page 5


Additional Principal Distribution

      Class A
      -------

   35 Additional Principal Distribution Amount (Excess cash flow)

      (a)  Class A-I-1                                                                                 $           297,651.92
                                                                                                         --------------------
      (b)  Class A-I-1 Principal Balance (after payment of (a))                                        $        44,164,498.25
                                                                                                         --------------------
      (c)  Class A-I-2                                                                                 $           297,651.92
                                                                                                         --------------------
      (d)  Class A-I-2 Principal Balance (after payment of (c))                                        $        44,164,498.25
                                                                                                         --------------------
      (e)  Class A-I-3                                                                                 $                 0.00
                                                                                                         --------------------
      (f)  Class A-I-3 Principal Balance (after payment of (e))                                        $        37,445,000.00
                                                                                                         --------------------
      (g)  Class A-I-4                                                                                 $                 0.00
                                                                                                         --------------------
      (h)  Class A-I-4 Principal Balance (after payment of (g))                                        $        52,062,000.00
                                                                                                         --------------------
      (i)  Class A-II                                                                                  $           424,986.77
                                                                                                         --------------------
      (j)  Class A-II Principal Balance (after payment of (i))                                         $       122,635,043.55
                                                                                                         --------------------
      (k)  Class A-III                                                                                 $            29,903.76
                                                                                                         --------------------
      (l)  Class A-III Principal Balance (after payment of (k))                                        $        11,554,638.52
                                                                                                         --------------------

   36 Monthly Servicing Fee (portion, if any, in excess of 1/12 of 0.75%
      of Pool Scheduled Principal Balance; Company or Affiliate not Servicer)                          $                 0.00
                                                                                                         --------------------

Residual Certificate Distribution Amount
----------------------------------------

   37 Amount Available remaining after prior distributions                                             $            41,552.05
                                                                                                         --------------------

   38 Amount Distributed to R-1 Certificate Holder                                                     $            41,552.05
                                                                                                         --------------------

   39 Amount Distributed to Residual Certificate Holder (Class R-2 Component)                          $                 0.00
                                                                                                         --------------------

Class A, Class M, Class R Notes
-------------------------------

   40 Pool Scheduled Principal Balance                                                                 $       417,202,527.01
                                                                                                         --------------------

   41 Aggregate Pool Certificate Balance                                                               $       401,084,678.57
                                                                                                         --------------------

   42 Overcollateralization Amount                                                                     $        16,117,848.44
                                                                                                         --------------------

   43 Pool Factor                                                                                                  0.69806060
                                                                                                         --------------------


                                       BEAR STEARNS HOME LOAN OWNER TRUST 2001-A
                                       MONTHLY REPORT               January 2002
                                       Payment Date:                   2/15/2002
                                       Trust Account:    33389040, 1, 2, 3, 4, 5
                                                                          Page 6


   44 Note Pool Factor

           (a)    Class A-I-1                                                                                      0.49100034
                                                                                                        ---------------------
           (b)    Class A-I-2                                                                                      0.49100034
                                                                                                        ---------------------
           (c)    Class A-I-3                                                                                      1.00000000
                                                                                                        ---------------------
           (d)    Class A-I-4                                                                                      1.00000000
                                                                                                        ---------------------
           (e)    Class A-II                                                                                       0.61317522
                                                                                                        ---------------------
           (f)    Class A-III                                                                                      0.71732298
                                                                                                        ---------------------
           (g)    Class M-1                                                                                        1.00000000
                                                                                                        ---------------------
           (h)    Class M-2                                                                                        1.00000000
                                                                                                        ---------------------

   45 Residual Certificate Pool Factor

           (a)    Residual Certificate                                                                             1.00000000
                                                                                                        ---------------------

   46 Home Equity Loans delinquent by number and aggregate Scheduled Principal
Balance:

      (a)  30 - 59 days                          3,981,427.40           225
                                       -----------------------      ------------
      (b)  60 - 89 days                          2,027,989.22           122
                                       -----------------------      ------------
      (c)  90 or more days                       3,728,470.59           198
                                       -----------------------      ------------

   47 Home Improvement Loans delinquent by number and aggregate Scheduled
Principal Balance:

      (a)  30 - 59 days                          3,774,899.93           189
                                       -----------------------      ------------
      (b)  60 - 89 days                          1,982,384.51           107
                                       -----------------------      ------------
      (c)  90 or more days                       4,385,986.55           200
                                       -----------------------      ------------

   48 Home Equity Defaulted Loans, by number and Scheduled Principal Balance:

      (a)  That became Defaulted Loans during related Due Period                                       $         1,129,341.50
                                                                                                        ---------------------
      (b)  As of last day of related Due Period                                                        $         4,544,311.02
                                                                                                        ---------------------
      (c)  That became Liquidated Loans during related Due Period                                      $         1,357,331.54
                                                                                                        ---------------------
      (d)  Net Liquidation Losses                                                                      $         1,138,155.28
                                                                                                        ---------------------
      (e)  In Foreclosure                                                                              $         3,509,055.68
                                                                                                        ---------------------
      (f)  Foreclosure completed during related Due Period                                             $                 0.00
                                                                                                        ---------------------
      (g)  Foreclosed upon and held by Servicer                                                        $         1,035,255.34
                                                                                                        ---------------------

   49 Home Improvement Defaulted Loans, by number and Scheduled Principal Balance:

      (a)  That became Defaulted Loans during related Due Period                                       $         1,147,419.94
                                                                                                        ---------------------
      (b)  As of last day of related Due Period                                                        $         1,766,218.11
                                                                                                        ---------------------
      (c)  That became Liquidated Loans during related Due Period                                      $         1,206,546.39
                                                                                                        ---------------------
      (d)  Net Liquidation Losses                                                                      $         1,305,794.14
                                                                                                        ---------------------
      (e)  In Foreclosure                                                                              $         1,744,903.99
                                                                                                        ---------------------
      (f)  Foreclosure completed during related Due Period                                             $                 0.00
                                                                                                        ---------------------
      (g)  Foreclosed upon and held by Servicer                                                        $            21,314.12
                                                                                                        ---------------------

                                       BEAR STEARNS HOME LOAN OWNER TRUST 2001-A
                                       MONTHLY REPORT               January 2002
                                       Payment Date:                   2/15/2002
                                       Trust Account:    33389040, 1, 2, 3, 4, 5
                                                                          Page 7

Trigger Event

   50 Sixty-Day Delinquency Ratio for current Payment Date is greater than 10%
   or                                                                                                                   4.58%
                                                                                                        ---------------------

   51 Cumulative Realized Loss Ratio (may not exceed 11% from February 15, 2004 through February 14, 2005 Payment Dates, 12% from February 15, 2005 through Frebruary 14, 2006 Payment Dates, 14% from February 15, 2006 through February 14, 2007 Payment Dates, 15% thereafter.)

      (a)  As of any Payment Date, Cumulative Realized Losses divided by the
           Cut-off Date Pool Principal Balance                                                                          2.51%
                                                                                                        ---------------------

      (b)  Current Realized Losses for current payment date                                            $         2,443,949.42
                                                                                                        ---------------------

      (c)  Cumulative Realized Losses for current payment date                                         $        14,403,619.66
                                                                                                        ---------------------

   52 WAC Average                                                                                                    15.70304
                                                                                                        ---------------------



      The amounts of principal and interest distributions set out above are expressed as a dollar amount per Note with a 1% Class Percentage Interest or per $1,000 denomination of Note or Certificate

      Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.